Exhibit 32.1

Certification
of
Chief Executive Officer
Pursuant to 18 U.S.C. 1350
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Charles H. Cannon, Jr., President and Chief Executive Officer of John Bean Technologies Corporation (the “Company”), do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the Annual Report on Form 10-K of the Company for the year ended December 31, 2011, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 8, 2012

/s/ CHARLES H. CANNON, JR.
Charles H. Cannon, Jr.
President and Chief Executive Officer (Principal Executive Officer)